SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2012

AMBAC FINANCIAL GROUP, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

One State Street Plaza, New York, New York 10004

(Address of principal executive offices) (Zip Code)

(212) 668-0340

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 7.01	Regulation FD Disclosure

Set forth below is list of certain residential mortgage-backed securities (the “RMBS Securities”) that are insured by Ambac Assurance Corporation (“AAC”) where AAC is conducting a review of loans underlying such RMBS Securities. Such review includes forensic analyses of loan origination files and process and a re-underwriting of loans to determine whether there were breaches of representations and warranties made by the sponsors of such securities at the time such securities were issued. AAC believes, based on its review, that the sponsors of these securities are obligated to pay sums, which may in certain cases be material, to the issuers of some or all of the RMBS Securities listed below and/or to AAC in respect of such breaches of representations and warranties. AAC believes, based on its review and internal calculations, that any recoveries will vary from security to security.

AAC’s review with respect to the RMBS Securities listed below is ongoing, and AAC may expand its review from time to time. There can be no assurance as to the outcome of these efforts.

Bear Stearns Mortgage Funding Trust 2006-AR4, Class A-2

Countrywide Revolving Home Equity Loan Trust 2004-D

Countrywide Revolving Home Equity Loan Trust 2004-G

Countrywide Revolving Home Equity Loan Trust 2004-J

Countrywide Revolving Home Equity Loan Trust 2004-S

DSLA Mortgage Loan Trust 2006-AR2

Greenpoint Mortgage Funding Trust 2005-AR5

Greenpoint Mortgage Funding Trust 2005-HE3

Greenpoint Mortgage Funding Trust 2006-AR2

Structured Asset Mortgage Investment Trust, Series 2006-AR8

In addition, AAC has initiated litigation with respect to a number of other RMBS securities and may from time to time file further RMBS securities litigation. RMBS securities litigation complaints are, or will be when filed, posted on AAC’s website at www.ambac.com under “Legal Proceedings”. There can be no assurance of the outcome of any such litigation.

Additional information regarding our review and our aggregate estimated recoveries with respect to certain securities (including the securities listed above) can be found in Ambac Financial Group Inc.’s Form 10-K for the period ended December 31, 2011, filed on March 22, 2012, under “RMBS Representation and Warranty Subrogation Recoveries.”

The information in Item 7.01 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 7.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1934, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report is material or complete or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Certain statements in this document and the exhibits are “forward looking statements” within the meaning of the Private Securities Litigation Reform Act. These statements are based on management’s current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those included in these statements due to a variety of factors. More information about these factors is contained in Ambac’s filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Ambac Financial Group, Inc.
(Registrant)

Dated: August 17, 2012

	By:	/s/ Ronit Fischer
Ronit Fischer
First Vice President, Corporate Secretary and Assistant General Counsel